MERRILL LYNCH LIFE INSURANCE COMPANY

Merrill Lynch Life Variable Life Separate Account II
Supplement Dated May 1, 2010
to the Prospectuses For
PRIME PLAN I (Dated May 1, 1993)
PRIME PLAN II (Dated May 1, 1993)
PRIME PLAN III (Dated May 1, 1993)
PRIME PLAN IV (Dated May 1, 1998)
PRIME PLAN VI (Dated January 2, 1991)
PRIME PLAN 7 (Dated April 30, 1991)
PRIME PLAN INVESTOR (Dated April 30, 1991)
DIRECTED LIFE (Dated January 2, 1991)
DIRECTED LIFE 2 (Dated April 30, 1991)

Please note the following changes:

Name Change:
Subject to regulatory approval, on or about July 1, 2010 Merrill Lynch Life Insurance Company will change its name to: Transamerica Advisors Life Insurance Company.  Upon approval of the name change, all references in your respective prospectus(es) to Merrill Lynch Life Insurance Company should be changed to:

Transamerica Advisors Life Insurance Company

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INVESTMENT DIVISIONS:

Please note the following changes to the underlying portfolios for your product:

MLIG Variable Insurance Trust:

•	Roszel/Delaware Trend Portfolio was liquidated; and
•	Roszel/Allianz CCM Capital Appreciation Portfolio was liquidated.

AIM Variable Insurance Funds:

•	As a result of a merger, the name of the Fund now appears as Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AIM V.I. Capital Appreciation Fund was renamed Invesco V.I. Capital Appreciation Fund
•	AIM V.I. Core Equity Fund was renamed Invesco V.I. Core Equity Fund

BlackRock Series Fund, Inc.:

•	BlackRock Fundamental Growth Portfolio was renamed BlackRock Capital Appreciation Portfolio

BlackRock Variable Series Funds, Inc.:

•	BlackRock Global Growth V.I. Fund was renamed BlackRock Global Opportunities V.I. Fund